Exhibit 4.8

Supplemental Agreement No. 1

to

PURCHASE AGREEMENT NUMBER PA-4077

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION LIMITED

Relating to Boeing Model 737-800 Aircraft

with

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

as consenting party

and

EASTERN AIR OVERSEAS (HONG KONG) LTD.

as consenting party

THIS SUPPLEMENTAL AGREEMENT NO. 1, entered into as of the 9th, day of July, 2015, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington (Boeing) and CHINA EASTERN AIRLINES CORPORATION LIMITED with its principal office in Shanghai, People's Republic of China (Customer),

All terms used but not defined in this Supplemental Agreement No. 1 have the same meaning as in the Purchase Agreement.

WITNESSETH:

WHEREAS, the parties hereto entered into Purchase Agreement No. PA-4077 dated June 13, 2014, relating to Boeing Model 737-800 aircraft (the Aircraft), which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;"

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BOEING PROPRIETARY

WHEREAS, Customer and Boeing have agreed to add fifty (50) 737-800 Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows.

1.	Table of Contents.

The Table of Contents is deleted in its entirety and a new Table of Contents (attached) is substituted in lieu thereof, to reflect the incorporation of this Supplemental Agreement No. 1 into the Purchase Agreement.

2.	Articles.

The Articles are deleted in their entirety and replaced by new Articles (attached) and are substituted in lieu thereof, to reflect the incorporation of this Supplemental Agreement No. 1 into the Purchase Agreement.

3.	Table 2–Aircraft Information.

A new Table 2–Aircraft Information is added (attached) to the Purchase Agreement, to reflect the incorporation of this Supplemental Agreement No. 1 into the Purchase Agreement.

4.	Supplement Exhibit AE1 – ***

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5.	Letter Agreement – ***

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6.	Letter Agreement – ***

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7.	Letter Agreement – ***

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The Purchase Agreement shall be amended to the extent provided herein and, as so amended, shall continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the attachments to this Supplemental Agreement, the terms of the attachments will control.

EXECUTED IN QUADRIPLICATE as of the day and year first above written.

THE BOEING COMPANY		CHINA EASTERN AIRLINES CORPORATIN LIMITED

By		By

Its	Attorney-In-Fact	Its	Attorney-In-Fact

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its	Chairman

EASTERN AIR OVERSEAS (HONG KONG) LTD.

By

Its	Chairman

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BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES

Article 1	Quantity, Model and Description	SA-1
Article 2	Delivery Schedule	SA-1
Article 3	Price	SA-1
Article 4	Payment	SA-1
Article 5	Additional Terms	SA-1

TABLE

1	Aircraft Information Table
2	Aircraft Information Table	SA-1

EXHIBIT

A	Aircraft Configuration
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1	***
BFE1	BFE Variables
CS1	***
EE1	***
SLP1	Service life Policy Components

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LETTER AGREEMENTS

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LETTERS

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Purchase Agreement No. PA-4077

between

The Boeing Company

and

China Eastern Airlines Corporation Limited

This Purchase Agreement No. PA-4077 between The Boeing Company, a Delaware corporation, (Boeing) and China Eastern Airlines Corporation Limited, a People’s Republic of China corporation, (Customer) with China Eastern Aviation Import and Export Trading Corp., Ltd. and Eastern Air Overseas (Hong Kong) Ltd. as consenting parties (Consenting Parties) relating to the purchase and sale of Model 737-800 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated March 7, 2001 between the parties, identified as AGTA/CEA (AGTA). Boeing and Consenting Parties consent and agree that Customer may utilize the AGTA for the Purchase Agreement, and Customer agrees to be bound by the terms and conditions of the AGTA. All capitalized terms used but not defined in this Purchase Agreement have the same meaning as in the AGTA.

1.	Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-800 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 and Table 2 (collectively, Tables) to the Purchase Agreement.

2.	Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Tables. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.	Price.

3.1         Aircraft Basic Price. The Aircraft Basic Price is listed in the Tables and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2         Advance Payment Base Prices. The Advance Payment Base Prices listed in the Tables were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4.	Payment.

4.1         The standard advance payment schedule for the Model 737-800 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of one percent (1%), on the effective date of the Purchase Agreement for the Aircraft.

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Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Tables.

4.2         Not Used.

4.3         For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4         Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.	Additional Terms.

5.1         Aircraft Information Table. The Tables consolidate information contained in Articles 1,2,3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2         Escalation Adiustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3         Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4         Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1. The level of support to be provided under Supplemental Exhibit CS1 (Entitlements) assumes that at the time of delivery of Customer’s first Aircraft under the Purchase Agreement, Customer has taken possession of a 737-800 aircraft whether such aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party. Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer’s operation of 737-800 aircraft.

5.5         Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6         Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7         Public Announcement. Boeing reserves the right to make a public announcement regarding Customer's purchase of the Aircraft upon approval of Boeing's press release by Customer's public relations department or other authorized representative.

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5.8         Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

July, 9, 2015
Date

THE BOEING COMPANY	China Eastern Airlines Corporation Limited

Signature	Signature

Tang Bing
Printed name	Printed name

Attorney-In-Fact	Attorney-In-Fact
Title	Title

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION	EASTERN AIR OVERSEAS (HONG KONG) LTD.

Signature	Signature

Printed Name	Printed Name

Chairman	Chairman
Title	Title

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BOEING PROPRIETARY

Table 2 To
Purchase Agreement No. PA-4077
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	164,000 pounds

Engine Model/Thrust:	CFM56-7B24	24,000 pounds

Airframe Price:		***

Optional Features:		***

Sub-Total of Airframe and Features:		***

Engine Price (Per Aircraft):		***

Aircraft Basic Price (Excluding BFE/SPE):		***

Buyer Furnished Equipment (BFE) Estimate:		***

Seller Purchased Equipment (SPE) Estimate:		***

Detail Specification:	D019A001CEA38P

Airframe Price Base Year/Escatation Formula:	***	***

Engine Price Base Year/Escalatin Formula:	N/A	N/A

Airframe Escalation Data:

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Table 2 To
Purchase Agreement No. PA-4077
Aircraft Delivery, Description, Price and Advance Payments

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Total:	50

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between

THE BOEING COMPANY

and

China Eastern Airlines Corporation Limited

Supplemental Exhibit AE1

to Purchase Agreement Number PA-4077

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The Boeing Company P O Box 3707 Seattle WA 98124-2207

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The Boeing Company P O Box 3707 Seattle WA 98124-2207

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Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July, 9, 2015

CHINA EASTERN AIRLINES CORPORATION LIMITED

By

Its	Tang Bing Attorney-In-Fact

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its	Chairman

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The Boeing Company P O Box 3707 Seattle WA 98124-2207

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Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July, 9, 2015

CHINA EASTERN AIRLINES CORPORATION LIMITED

By

Its	Attorney-In-Fact

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its	Chairman

Attachment

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